FIRST QUARTER 2006
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Mark Yates, SVP
Investor Relations
901/523-4068
myates@firsthorizon.com

First Horizon National Corporation
1Q 2006 Financial Supplement

Dear Investor,

In conjunction with the release of First Horizon National Corporation's first quarter results for 2006, we have prepared this financial supplement to assist investors in understanding First Horizon National Corporation's financial results.

This supplement compares current period results to earnings and other financial information from the previous four quarters.

Please feel free to call if you have any additional questions.

Regards,

Mark Yates
Senior Vice President
Investor Relations
901-523-4068

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
Net interest income	$245,721	$254,812	$260,160	$241,608	$227,447
Noninterest income	286,025	314,150	347,005	320,038	322,944
Divestitures		7,029	-	-	-
Security G/L	(80,281)	(181)	(406)	75	(66)
Total revenue	451,465	575,810	606,759	561,721	550,325
Noninterest expense	443,215	413,292	426,175	406,222	384,537
Provision	17,799	16,175	22,608	15,786	13,109
Pretax loss	(9,549)	146,343	157,976	139,713	152,679
(Benefit)/provision for income taxes	(12,959)	42,695	49,862	43,567	49,864
Income from continuing operations	3,410	103,648	108,114	96,146	102,815
Income from discontinued operations, net of tax	210,273	5,369	4,830	3,858	3,015
Income before cumulative effect	213,683	109,017	112,944	100,004	105,830
Cumulative effect of changes in accounting
principle, net of tax	1,345	(3,098)	-	-	-
Net income	$215,028	$105,919	$112,944	$100,004	$105,830

Tax rate	NM	29%	32%	31%	33%
Efficiency ratio	98%	72%	70%	72%	70%

Certain previously reported amounts have been reclassified to agree with current presentation. NM - Not meaningful

FIRST HORIZON NATIONAL CORPORATION SELECTED FINANCIAL DATA Quarterly (Unaudited)

(Dollars in thousands except per share data)	1Q06	4Q05	3Q05	2Q05	1Q05
Income from continuing operations	$3,410	$103,648	$108,114	$96,146	$102,815
Income from discontinued operations, net of tax	210,273	5,369	4,830	3,858	3,015
Cumulative effect of changes in accounting
principle, net of tax	1,345	(3,098)	-	-	-
Net income	215,028	105,919	112,944	100,004	105,830
Common Stock Data

Diluted earnings per common share:
Diluted EPS from continuing operations	.03	.80	.83	.74	.80
Diluted EPS before cumulative effect of
changes in accounting principle	1.66	.84	.87	.77	.83
Diluted EPS	1.67	.81	.87	.77	.83

Diluted shares	129,100	130,043	129,924	129,428	128,032
Period-end shares outstanding	123,230	126,222	126,003	125,111	124,131
Dividends declared per share	.45	.45	.43	.43	.43
Selected Average Balances

Total assets	37,689,523	37,720,410	38,090,993	36,282,202	34,091,441
Total loans, net	20,642,081	19,761,281	18,545,835	17,612,835	16,516,044
Investment securities	3,026,429	2,858,410	2,934,030	2,931,319	2,794,805
Earning assets	33,142,044	33,191,778	33,562,038	31,619,216	29,367,168
Deposits	22,939,767	23,918,717	23,981,764	22,522,907	21,604,023
Total long-term debt	3,805,307	2,665,867	2,374,568	2,585,246	2,616,152
Shareholders' equity	2,335,512	2,284,400	2,220,232	2,132,528	2,067,973
Selected Period-End Balances

Total assets	37,300,975	36,579,061	37,042,307	37,165,789	35,157,423
Total loans, net	20,991,980	20,411,217	19,026,674	18,258,864	17,019,586
Investment securities	2,944,826	2,912,486	2,842,016	2,998,495	2,899,916
Earning assets	31,617,338	31,578,065	31,204,048	31,203,158	28,797,176
Deposits	21,517,047	23,317,557	25,269,302	21,586,027	23,008,291
Total long-term debt	4,599,339	3,437,643	2,000,113	2,537,046	2,591,354
Shareholders' equity	2,399,608	2,347,539	2,292,337	2,216,914	2,124,800
Goodwill	281,475	281,440	282,192	264,787	260,517
Other intangible assets, net	76,666	76,647	76,893	75,818	78,104
Mortgage servicing rights, net	1,475,448	1,314,629	1,210,284	1,018,029	1,135,645
Selected Ratios and Other

Return on average assets	2.31%	1.11%	1.18%	1.11%	1.26%
Return on average equity	37.3	18.4	20.2	18.8	20.8

FTE employees	13,053	13,175	13,164	13,141	12,903
Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
Interest income	$533,369	$519,475	$497,438	$438,385	$384,876
Less interest expense	287,648	264,663	237,278	196,777	157,429
Net interest income	245,721	254,812	260,160	241,608	227,447
Provision for loan losses	17,799	16,175	22,608	15,786	13,109
Net interest income after
provision for loan losses	227,922	238,637	237,552	225,822	214,338
Noninterest income:
Mortgage banking	88,815	114,713	140,482	108,992	118,763
Capital markets	92,858	80,896	82,158	94,789	95,162
Deposit transactions
and cash management	38,023	42,196	41,268	39,471	33,255
Insurance commissions	14,686	13,144	12,673	13,525	14,749
Revenue from loan sales and securitizations	11,357	13,146	10,878	10,317	13,234
Trust services and investment
management	10,657	10,873	11,299	11,278	11,164
Gains on divestitures	-	7,029	-	-	-
Securities (losses)/gains, net	(80,281)	(181)	(406)	75	(66)
Other	29,629	39,182	48,247	41,666	36,617
Total noninterest income	205,744	320,998	346,599	320,113	322,878
Adjusted gross income after
provision for loan losses	433,666	559,635	584,151	545,935	537,216
Noninterest expense:
Employee compensation,
incentives and benefits	260,141	244,943	259,583	244,123	240,297
Occupancy	30,102	28,000	26,082	26,068	24,011
Operations services	17,440	18,363	18,739	18,402	16,445
Equipment rentals, depreciation,
and maintenance	20,264	19,108	19,033	18,741	17,485
Communications and courier	14,912	14,379	14,352	13,189	12,468
Amortization of intangible assets	2,888	2,667	2,893	2,604	2,536
Other	97,468	85,832	85,493	83,095	71,295
Total noninterest expense	443,215	413,292	426,175	406,222	384,537
Pretax (loss)/income	(9,549)	146,343	157,976	139,713	152,679
(Benefit)/provision for income taxes	(12,959)	42,695	49,862	43,567	49,864
Income from continuing operations	3,410	103,648	108,114	96,146	102,815
Income from discontinued operations,
net of tax	210,273	5,369	4,830	3,858	3,015
Income before cumulative effect	213,683	109,017	112,944	100,004	105,830
Cumulative effect of changes in accounting
principle, net of tax	1,345	(3,098)	-	-	-
Net income	$215,028	$105,919	$112,944	$100,004	$105,830

Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
All other income:
Bankcard income	$6,916	$7,391	$6,998	$6,701	$6,046
Other service charges	5,766	5,531	5,968	5,753	5,218
Remittance processing	3,994	3,926	3,908	3,790	3,787
Check clearing fees	1,727	1,801	1,885	1,778	1,869
Other	11,226	20,533	29,488	23,644	19,697
Total	$29,629	$39,182	$48,247	$41,666	$36,617
All other expense:
Advertising and public relations	$11,995	$11,066	$11,246	$12,489	$11,520
Legal and professional fees	8,295	11,879	11,910	11,445	8,500
Travel and entertainment	6,972	7,834	7,446	8,472	7,270
Computer software	7,987	7,374	7,327	7,755	6,086
Contract employment	7,535	7,922	7,963	8,005	6,454
Supplies	3,674	4,468	4,652	3,935	4,235
Fed services fees	1,749	1,852	1,885	1,905	1,926
Foreclosed real estate	8,341	1,835	3,547	(614)	2,497
Deposit insurance premium	895	782	795	746	689
Charitable contributions	490	418	938	457	374
Distributions on preferred stock	4,050	3,806	3,374	3,577	-
Other	35,485	26,596	24,410	24,923	21,744
Total	$97,468	$85,832	$85,493	$83,095	$71,295
Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES - QUARTERLY (Unaudited)
	Average	Interest Revenue/ Expense	Percent Average Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	1Q06	1Q06	1Q06
Assets:
Earning assets:
Loans, net of unearned income*	$20,838,397	$363,577	7.07%
Loans held for sale	4,776,373	76,342	6.39
Investment securities:
U.S. Treasuries	72,265	781	4.38
U.S. government agencies	2,736,495	32,676	4.78
States and municipalities	1,916	7	1.37
Other	215,753	2,548	4.72
Total investment securities	3,026,429	36,012	4.76
Capital markets securities inventory	2,176,124	27,327	5.02
Mortgage banking trading securities	442,453	11,246	10.17
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,866,146	18,995	4.13
Investment in bank time deposits	16,122	179	4.51
Total other earning assets	1,882,268	19,174	4.13
Total earning assets/Interest income	33,142,044	$533,678	6.50%
Allowance for loan losses	(196,316)
Cash and due from banks	831,172
Capital markets receivables	199,635
Premises and equipment, net	418,882
Other assets	3,294,106
Total assets	$37,689,523
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$ 282,558	$ 105.15%
Checking interest and money market	4,512,081	20,792	1.87
Certificates of deposit under
$100,000 and other time	2,602,581	25,338	3.95
Total interest-bearing core deposits	7,397,220	46,235	2.53
Certificates of deposit $100,000 and more	10,626,088	119,296	4.55
Federal funds purchased and securities
sold under agreements to repurchase	4,745,621	47,821	4.09
Capital markets trading liabilities	1,304,492	18,347	5.70
Commercial paper and other short-term
borrowings	765,178	8,423	4.46
Total long-term debt	3,805,307	47,526	5.00
Total interest-bearing liabilities/Interest
expense	28,643,906	$287,648	4.06%
Demand deposits	1,712,247
Other noninterest-bearing deposits	3,204,212
Capital markets payables	229,867
Other liabilities	1,268,505
Preferred stock of subsidiary	295,274
Shareholders' equity	2,335,512
Total liabilities and shareholders' equity	$37,689,523
Net interest income-tax equivalent basis		$246,030
Fully taxable equivalent adjustment		(309)
Net interest income		$245,721
Net interest spread			2.44%
Effect of interest-free sources used to fund
earning assets			.55
Net interest margin			2.99%
* Includes loans on nonaccrual status.

Yields and corresponding income amounts are adjusted to a fully taxable equivalent.  Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt.  Net interest margin is computed using total net interest income.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES - QUARTERLY (Unaudited)

	Average Balance				Interest Revenue/Expense				% Average Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05
Assets:
Earning assets:
Loans, net of unearned income*	$19,952,086	$18,722,002	$17,782,262	$16,680,642	$338,113	$299,199	$264,919	$231,645	6.72%	6.34%	5.98%	5.63%
Loans held for sale	5,758,831	6,936,767	6,055,933	5,315,114	93,327	111,573	93,897	79,085	6.48	6.43	6.20	5.95
Investment securities:
U.S. Treasuries	42,419	40,315	40,208	43,843	394	232	230	216	3.68	2.29	2.30	2.00
U.S. government agencies	2,608,478	2,690,823	2,691,954	2,548,693	29,079	29,109	29,348	27,559	4.46	4.33	4.36	4.33
States and municipalities	2,787	3,544	5,459	6,913	23	37	73	101	3.25	4.30	5.35	5.85
Other	204,726	199,348	193,698	195,356	2,463	2,177	2,083	1,988	4.81	4.37	4.30	4.07
Total investment securities	2,858,410	2,934,030	2,931,319	2,794,805	31,959	31,555	31,734	29,864	4.47	4.30	4.33	4.27
Capital markets securities inventory	2,160,676	2,158,334	2,069,131	2,235,004	27,126	27,029	22,714	24,528	5.02	5.01	4.39	4.39
Mortgage banking trading securities	360,891	271,915	292,301	288,387	10,148	8,716	9,226	9,144	11.25	12.82	12.63	12.68
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,086,401	2,532,662	2,482,568	2,047,342	18,939	19,604	16,135	10,851	3.60	3.07	2.61	2.15
Investment in bank time deposits	14,483	6,328	5,702	5,874	154	47	50	30	4.22	2.92	3.57	2.09
Total other earning assets	2,100,884	2,538,990	2,488,270	2,053,216	19,093	19,651	16,185	10,881	3.61	3.07	2.61	2.15
Total earning assets/Interest income	33,191,778	33,562,038	31,619,216	29,367,168	$519,766	$497,723	$438,675	$385,147	6.23%	5.90%	5.56%	5.29%
Allowance for loan losses	(190,805)	(176,167)	(169,427)	(164,598)
Cash and due from banks	781,178	769,813	727,429	729,802
Capital markets receivables	288,292	393,513	742,190	880,462
Premises and equipment, net	410,361	400,533	387,475	378,041
Other assets	3,239,606	3,141,263	2,975,319	2,900,566
Total assets	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$ 285,313	$ 289,703	$ 294,366	$ 294,114	$ 106	$ 108	$ 117	$ 77.15%		.15%	.16%	.11%
Checking interest and money market	4,409,563	4,287,166	4,319,510	4,273,739	18,460	16,153	13,656	11,206	1.66	1.49	1.27	1.06
Certificates of deposit under
$100,000 and other time	2,402,900	2,278,094	2,184,264	2,102,399	22,642	20,466	18,733	17,172	3.74	3.56	3.44	3.31
Total interest-bearing core deposits	7,097,776	6,854,963	6,798,140	6,670,252	41,208	36,727	32,506	28,455	2.30	2.13	1.92	1.73
Certificates of deposit $100,000 and more	11,393,018	11,467,752	10,557,321	10,147,069	116,707	102,061	80,433	64,782	4.06	3.53	3.06	2.59
Federal funds purchased and securities
sold under agreements to repurchase	4,760,566	4,913,288	4,651,584	3,991,180	43,751	39,395	31,387	22,040	3.65	3.18	2.71	2.24
Capital markets trading liabilities	1,351,785	1,665,342	1,589,408	1,470,515	19,556	23,237	20,591	16,807	5.74	5.54	5.20	4.64
Commercial paper and other short-term
borrowings	1,052,369	1,230,394	998,762	691,000	11,668	11,224	7,911	4,560	4.40	3.62	3.18	2.68
Total long-term debt	2,665,867	2,374,568	2,585,246	2,616,152	31,773	24,634	23,949	20,785	4.77	4.16	3.71	3.18
Total interest-bearing liabilities/Interest
expense	28,321,381	28,506,307	27,180,461	25,586,168	$264,663	$237,278	$196,777	$157,429	3.71%	3.31%	2.90%	2.49%
Demand deposits	2,018,721	1,941,952	1,835,618	1,784,963
Other noninterest-bearing deposits	3,409,202	3,717,097	3,331,828	3,001,739
Capital markets payables	275,721	350,531	423,810	569,760
Other liabilities	1,115,711	1,059,562	1,082,525	1,050,840
Preferred stock of subsidiary	295,274	295,312	295,432	29,998
Shareholders' equity	2,284,400	2,220,232	2,132,528	2,067,973
Total liabilities and shareholders' equity	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Net interest income-tax equivalent basis					$255,103	$260,445	$241,898	$227,718
Fully taxable equivalent adjustment					(291)	(285)	(290)	(271)
Net interest income					$254,812	$260,160	$241,608	$227,447
Net interest spread									2.52%	2.59%	2.66%	2.80%
Effect of interest-free sources used to fund
earning assets									.54	.50	.40	.32
Net interest margin									3.06%	3.09%	3.06%	3.12%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Millions)	1Q06	4Q05	3Q05	2Q05	1Q05
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,415.4	$ 6,357.0	$ 6,176.2	$ 5,894.5	$ 5,480.1
Real estate commercial	1,225.0	1,208.9	1,163.2	1,086.3	1,004.5
Real estate construction	2,197.7	1,973.1	1,735.9	1,546.2	1,306.0
Total commercial loans	9,838.1	9,539.0	9,075.3	8,527.0	7,790.6
Retail:
Real estate residential	8,629.4	8,123.6	7,593.7	7,533.5	7,385.8
Real estate construction	1,961.7	1,874.8	1,643.9	1,321.2	1,105.4
Other retail	164.6	170.5	167.5	161.1	160.7
Credit card receivables	238.1	244.2	241.6	239.5	238.1
Real estate loans pledged against
other collateralized borrowings (a)	6.5	-	-	-	-
Total retail loans	11,000.3	10,413.1	9,646.7	9,255.3	8,890.0
Total loans, net of unearned income	$20,838.4	$19,952.1	$18,722.0	$17,782.3	$16,680.6

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,538.8	$ 6,578.1	$ 6,354.4	$ 6,181.6	$ 5,781.3
Real estate commercial	1,232.0	1,213.1	1,171.6	1,128.2	1,030.1
Real estate construction	2,277.8	2,108.1	1,849.1	1,662.8	1,428.0
Total commercial loans	10,048.6	9,899.3	9,375.1	8,972.6	8,239.4
Retail:
Real estate residential	8,486.4	8,357.1	7,603.3	7,549.9	7,358.9
Real estate construction	2,001.9	1,925.1	1,814.6	1,499.5	1,190.1
Other retail	161.6	168.4	170.7	163.8	160.5
Credit card receivables	194.9	251.0	248.0	242.8	234.9
Real estate loans pledged against
other collateralized borrowings (a)	293.6	-	-	-	-
Total retail loans	11,138.4	10,701.6	9,836.6	9,456.0	8,944.4
Total loans, net of unearned income	$21,187.0	$20,600.9	$19,211.7	$18,428.6	$17,183.8
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) During this quarter we completed an on-balance sheet securitization, which is structured as a financing for accounting purposes, rather than as a sale in the case of off-balance sheet securitizations.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
Net interest income	$224,869	$227,699	$224,894	$211,294	$198,653
Noninterest income	106,493	106,681	106,565	99,830	100,859
Divestitures	-	7,029	-	-	-
Security G/L	-	-	-	-	-
Total revenue	$331,362	341,409	331,459	311,124	299,512
Total noninterest expense	215,555	203,017	199,541	192,645	179,634
Provision	18,026	15,897	22,428	15,667	13,069
Pretax income	$97,781	$122,495	$109,490	$102,812	$106,809

Efficiency ratio	65%	59%	60%	62%	60%

Average loans (millions)	$20,590	$19,785	$18,613	$17,700	$16,622
Other earning assets (millions)	884	1,599	2,250	1,844	1,774
Total earning assets (millions)	$21,474	$21,384	$20,863	$19,544	$18,396

Total deposits	$11,510	$11,280	$10,916	$10,606	$10,384

Net interest margin	4.25%	4.22%	4.28%	4.34%	4.38%

Noninterest revenue detail
Deposit transactions & cash mgmt	$38,011	$42,191	$41,298	$39,440	$33,254
Insurance commissions	14,236	12,693	12,236	13,085	14,287
Trust services & investment mgmt	10,657	10,873	11,300	11,278	11,164
Bankcard Income	6,660	7,184	6,769	6,501	5,882
Other service charges	5,356	5,078	5,367	5,219	4,806
Check clearing fees	1,727	1,801	1,885	1,778	1,869
Revenue from loan sales and
securitizations (a)	8,238	10,630	8,638	8,386	11,114
Miscellaneous revenue	21,608	16,231	19,072	14,143	18,483
Total noninterest revenue	$106,493	$106,681	$106,565	$99,830	$100,859

Statistics
Trust total assets (millions)(b)	$11,878	$11,971	$12,451	$12,208	$12,164
Trust total managed assets (millions)(b)	6,419	6,707	6,984	7,158	7,204
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
Net interest income	$25,415	$34,619	$41,769	$37,886	$33,248
Noninterest income:
Net origination fees	72,339	87,545	115,541	95,676	99,964
Net servicing fees	10,717	20,175	17,951	6,295	13,765
Other fees	11,648	12,182	17,762	15,769	8,846
Total noninterest income	94,704	119,902	151,254	117,740	122,575
Total revenue	120,119	154,521	193,023	155,626	155,823
Noninterest expense	125,699	115,398	132,365	113,677	110,016
Provision	(227)	278	180	119	40
Pretax loss	($5,353)	$38,845	$60,478	$41,830	$45,767

Noninterest expense detail
Commissions & incentives	$53,385	$62,946	$84,774	$77,400	$57,718
FAS 91 cost deferral	(1,743)	4,813	4,616	(1,332)	(2,574)
Other salaries & benefits	63,709	58,783	61,296	60,010	57,968
Total salaries & benefits	115,351	126,542	150,686	136,078	113,112
Contract labor & outsourcing	4,771	4,938	5,059	5,296	4,456
Equipment & occupancy	17,953	17,633	16,554	16,786	15,600
Foreclosure provision	7,051	1,264	3,063	(647)	2,414
Other expenses	44,872	42,399	50,014	46,016	42,825
Total expenses before FAS 91 reclass	189,998	192,776	225,376	203,529	178,407
FAS 91 reclassification	(67,178)	(82,257)	(97,429)	(92,667)	(70,808)
Total noninterest expense before
segment allocations	122,820	110,519	127,947	110,862	107,599
Segment allocations	2,879	4,879	4,418	2,815	2,417
Total noninterest expense	$125,699	$115,398	$132,365	$113,677	$110,016

Other information
Efficiency ratio	105%	75%	69%	73%	71%

Warehouse (millions)	$3,539	$3,854	$4,583	$4,081	$3,522
Other earning assets (millions)	724	580	394	391	343
Total earning assets (millions)	$4,263	$4,434	$4,977	$4,472	$3,865

Escrow balances	$1,641	$2,034	$2,334	$2,054	$1,724

Net interest margin	2.42%	3.10%	3.33%	3.40%	3.49%

Warehouse Spread	1.77%	2.06%	2.33%	2.66%	2.89%

Certain previously reported amounts have been reclassified to agree with current presentation.
*See Note 1 - Financial Glossary

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
ORIGINATION INCOME
Origination Fees	$67,043	$79,808	$104,395	$97,468	$76,050
FAS 91 Fee Deferral	(126)	4,932	4,846	(3,774)	(939)
Appraisal, Final Inspection,
Credit Report Fees	6,778	7,574	9,639	8,967	6,926
Total origination fees	73,695	92,314	118,880	102,661	82,037

Secondary Marketing Income:
Prime:
OMSR, SRP	73,896	88,023	110,813	82,641	74,248
Marketing G/L (Trading Gains)	22,277	21,236	15,167	19,875	27,555
Concessions	(34,093)	(35,560)	(39,370)	(27,176)	(21,813)
LOCOM	666	614	(1,840)	(837)	553
Subtotal Prime	62,746	74,313	84,770	74,503	80,543

Non-Prime:
OMSR, SRP	4,339	4,995	12,221	11,064	9,127
Marketing G/L (Trading Gains)	4	1	(2)	9	(1)
Concessions	73	(249)	(440)	(143)	(131)
LOCOM	(1,340)	(1,572)	(2,459)	249	(803)
Subtotal Non-Prime	3,076	3,175	9,320	11,179	8,192
Total Secondary Marketing Fees -
Mortgage	65,822	77,488	94,090	85,682	88,735

FAS 91 Reclassification	(67,178)	(82,257)	(97,429)	(92,667)	(70,808)

Total Origination Income	72,339	$87,545	$115,541	$95,676	$99,964

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	$6,865	$7,991	$10,557	$9,526	$7,618

Refinanced Production	2,793	3,259	4,387	3,545	3,588
Refinanced %	41%	41%	42%	37%	47%
Purchased Production	4,072	4,732	6,170	5,981	4,030
Purchased %	59%	59%	58%	63%	53%

ARMs % (Excluding Gov't ARMS)	33%	37%	41%	50%	45%

Total Sales Force	2,609	2,630	2,602	2,629	2,574

Warehouse/Pipeline Balance:
Ending Warehouse Balance	2,813	2,942	3,159	3,663	3,515
Ending Pipeline Balance (Locked)	3,691	3,119	3,930	5,209	4,065

Loan Sales (Deliveries):
Prime	6,364	7,474	10,071	8,395	7,046
Non-Prime	443	416	492	343	335
Total Loan Sales	6,807	7,890	10,563	8,738	7,381

Margins:
Marketing Margin on Deliveries (bps):
Prime:	99	99	84	89	114
Non-Prime	69	76	189	326	245
Total Marketing Margin on Deliveries	97	98	89	98	120
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

	1Q06		4Q05		3Q05		2Q05		1Q05
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$93,454	39	$91,735	39	$88,866	38	$87,285	39	$85,908	39
Guarantee Fees	(18,876)	(8)	(18,980)	(8)	(18,900)	(8)	(19,039)	(9)	(19,127)	(9)
Sub-Service Fee Income	64	-	144	-	101	-	40	-	4	-
Lender Paid MI	108	-	(168)	-	(145)	-	(159)	-	(121)	-
Net Service Fees	74,750	31	72,731	31	69,922	30	68,127	30	66,664	30

Early Payoff Interest Expense	(3,838)	(2)	(5,164)	(2)	(6,844)	(3)	(5,742)	(2)	(5,193)	(2)
Ancillary Fees	6,934	3	6,698	3	6,601	3	6,001	3	6,411	3
Total Service Fees	77,846	32	74,265	32	69,679	30	68,386	31	67,882	31

MSR Asset - Value Changes
Change in MSR Value - Runoff	(58,836)		(71,669)		(71,981)		(68,067)		(59,435)
Change in MSR Value - Other than Runoff	95,961		55,684		129,596		(141,417)		74,754
MSR Hedge Gains/(Losses)	(98,290)		(32,673)		(99,271)		159,440		(55,111)
Total Net Change MSR Value	(61,165)		(48,658)		(41,656)		(50,044)		(39,792)

Trading Asset & Associated Derivatives:
Change in Trading Asset Value	8,467		3,720		15,892		(25,260)		7,290
Trading Asset Hedge Gains/(Losses)	(10,932)		(5,722)		(15,766)		24,819		(8,376)
Total Trading Asset & Associated Derivatives	(2,465)		(2,002)		126		(441)		(1,086)

Option Expense on Servicing Hedges	(3,499)		(3,430)		(10,198)		(11,606)		(13,239)

Total Servicing Income	10,717		20,175		17,951		6,296		13,765

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$96,147		$94,388		$92,235		$89,366		$87,397
End. Servicing Portfolio (Owned)	$97,303		$95,284		$93,589		$90,823		$88,010
Average Loans Serviced (#)	620,476		616,649		610,895		599,361		598,997

Product Mix (Average)
Product Mix (%)
GNMA	9%		9%		9%		10%		11%
FNMA/FHLMC	65%		65%		67%		68%		69%
Private	23%		22%		20%		18%		16%
Sub-Total	97%		96%		96%		96%		96%
Warehouse	3%		4%		4%		4%		4%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$44.70		$43.45		$43.22		$40.05		$42.81
Servicing Cost per Loan	$53.01		$52.00		$51.80		$52.08		$54.12

Portfolio Data
(in millions)
Average Servicing Asset **	1,350		1,262		1,106		1,062		1,049
Valuation Reserve (Ending Balance)	-		1		1		6		3
Servicing Book Value (bps)	140		134		120		119		120

Amort, Impair, and Fair Value/
Average Servicing Asset	14%		16%		17%		26%		22%

Run-Off Rate	17%		22%		28%		25%		22%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
NII	$ (594)	$ (957)	$ (2,563)	$ (4,863)	$ (576)
Incremental cost of equity	(4,969)	(4,856)	(5,181)	(4,549)	(4,649)
Net interest income	(5,563)	(5,813)	(7,744)	(9,412)	(5,225)
Noninterest income:
Fixed income	50,602	44,397	43,870	50,819	63,020
Other	48,301	40,421	42,371	49,399	33,407
Total noninterest income	98,903	84,818	86,241	100,218	96,427
Total revenue	93,340	79,005	78,497	90,806	91,202
Noninterest expense	86,379	75,759	76,093	82,757	81,813
Pretax income	$6,961	$3,246	$2,404	$8,049	$9,389

Efficiency ratio	93%	96%	97%	91%	90%

Trading inventory (millions)	$2,175	$2,160	$2,158	$2,069	$2,235
Other earning assets (millions)	2,149	2,285	2,512	2,493	1,964
Total earning assets (millions)	$4,324	$4,445	$4,670	$4,562	$4,199

Net interest margin	(0.52)%	(0.52)%	(0.66)%	(0.83)%	(0.50)%

Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

(Thousands)	1Q06	4Q05	3Q05	2Q05	1Q05
Net interest income	$ 1,000	$ (1,693)	$ 1,241	$ 1,840	$ 771
Noninterest income	(14,075)	2,749	2,945	2,250	3,083
Security G/L	(80,281)	(181)	(406)	75	(66)
Total revenue	(93,356)	875	3,780	4,165	3,788
Total noninterest expense	15,582	19,118	18,176	17,143	13,074
Pretax loss	$ (108,938)	$ (18,243)	$ (14,396)	$ (12,978)	$ (9,286)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	1Q06	4Q05	3Q05	2Q05	1Q05
Tier 1 Capital (a)	$ 2,558.2	$ 2,489.0	$ 2,430.8	$ 2,364.8	$ 2,292.3
Tier 2 Capital (a)	1,344.5	1,090.5	1,112.5	1,096.7	1,108.8
Total Capital (a)	$ 3,902.7	$ 3,579.5	$ 3,543.3	$ 3,461.5	$ 3,401.1

Risk-Adjusted Assets (a)	$29,582.9	$29,111.9	$28,225.1	$27,464.8	$25,736.7

Tier 1 Ratio (a)	8.65%	8.55%	8.61%	8.61%	8.91%
Tier 2 Ratio (a)	4.54	3.75	3.94	3.99	4.30
Total Capital Ratio (a)	13.19%	12.30%	12.55%	12.60%	13.21%

Leverage Ratio (a)	6.86%	6.67%	6.45%	6.59%	6.80%

Shareholders' Equity/Assets Ratio (b)	6.43	6.42	6.19	5.96	6.04

Book Value	$ 19.36	$ 18.46	$ 18.06	$ 17.59	$ 16.99

(a) Current quarter is an estimate
(b) Calculated on period-end balances

Note 1 □ Financial Glossary

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions: The net amount of the total of the discount or premium pricing charged to the borrower upon loan origination. This also includes the servicing release premium paid to correspondents to purchase loans. Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of reviewing the borrower's credit report.

FAS 91 Fee Deferral: The timing difference between recording origination fees on a loan. Per FAS 91, origination fees can only be recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Other Mortgage Servicing Rights (OMSR): Represents the amount by which the present value of the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Right Premium (SRP): The premium received for selling loans on a servicing released basis.